WisdomTree Emerging Markets Efficient Core Fund – NTSE (NYSE Arca)

Summary Prospectus – November 1, 2024

Before you invest in the Fund, as defined below, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and the risks of investing in the Fund. The Fund’s current prospectus and SAI are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus and SAI, reports to shareholders, as well as other information about the Fund, online at www.wisdomtree.com/investments/resource-library/prospectus-regulatory-reports. You may also obtain this information at no charge by calling 1-866-909-9473 or by sending an e-mail request to getinfo@wisdomtree.com.

Investment Objective

The WisdomTree Emerging Markets Efficient Core Fund (the “Fund”) seeks total return.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.32%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.32%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 33	$ 103	$ 180	$ 406

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Fund’s Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund

The Fund is actively managed using a model-based approach. The Fund seeks to achieve its investment objective by investing in emerging markets equity securities and U.S. Treasury futures contracts.

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The Fund invests in a representative basket of emerging markets equity securities generally weighted by market capitalization. Under normal circumstances, the Fund will invest approximately 90% of its net assets in the above-referenced equity securities.

The remainder of the net assets, which WisdomTree Asset Management, Inc., the Fund’s investment adviser (“WisdomTree Asset Management” or the “Adviser”), expects to be in cash and cash equivalents, will serve as collateral for U.S. Treasury futures contracts of varying maturities ranging from 2 to 30 years, which are selected to achieve a target duration of 3 to 8 years. Duration is a measure used to determine the sensitivity of a portfolio to changes in interest rates with a longer duration portfolio being more sensitive to changes in interest rates. Under normal circumstances, the aggregate U.S. Treasury futures contracts positions will represent a notional exposure (i.e., the total underlying amount of exposure created by a derivatives trade) of approximately 60% of the Fund’s net assets. The notional exposure of a futures contract is calculated by multiplying the size of the futures contract by the market price for future delivery of the underlying U.S. Treasuries. The Adviser expects that the level of interest rate risk offered by the weighted positions in the U.S. Treasury futures contracts will be set and maintained at risk levels consistent with intermediate term fixed income securities. It is anticipated that the U.S. Treasury futures contracts will be rolled as they near expiry into new contracts, with the size of the futures positions at different maturity points adjusted to maintain the desired interest rate risk exposure.

The Fund’s portfolio will be rebalanced quarterly to implement the results of the model. As a result, between quarterly rebalances, the Fund’s allocations to emerging markets equity securities and U.S. Treasury futures contracts may vary from the targeted 90%/60% allocations, and the targeted duration of and level of interest rate risk associated with the fixed income portion of the Fund may vary from their respective targets stated herein. To the extent exposure of the equity and fixed income portions of the Fund deviates from the targeted 90% equity and 60% U.S. Treasury futures contracts allocations noted above by 5% or greater, it is anticipated that the Fund will be rebalanced intra-quarter to more closely align its portfolio with the target allocations.

WisdomTree, Inc., the parent company of WisdomTree Asset Management, currently uses the Global Industry Classification Standard (GICS®), a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC, to identify the extent of the Fund's exposure to a sector or industry. A GICS sector typically is comprised of multiple industries. While the Fund’s sector exposure may vary from time to time, as of September 30, 2024, the Fund had significant exposure (e.g., approximately 15% or more) to the Information Technology, Financials, and Consumer Discretionary Sectors.

As of September 30, 2024, the Fund invested a significant portion (e.g., approximately 15% or more) of its assets in the equity securities of companies domiciled in or otherwise tied to, and thus had significant investment exposure to, China, Taiwan, and India, although the Fund’s geographic exposure may change from time to time.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. While certain of the risks are prioritized in terms of their relevance to the Fund’s investment strategies, most risks are presented in alphabetical order. This ordering approach is designed to both facilitate an investor’s understanding of the Fund’s risks and enable an investor to easily locate and compare risks among funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

■	Derivatives Risk. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a treasury security. Generally, derivatives are sophisticated investments that may pose risks that are different from or greater than those posed by investing directly in the underlying reference asset. For example, the return on a derivative instrument may not correlate with that of its underlying reference asset, and minimal requisite initial investments necessary to purchase derivatives positions may expose the Fund to losses in excess of those amounts. Derivatives also can be volatile and may be less liquid than other investments. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. The Fund expects to use U.S. Treasury futures contracts to implement its principal investment strategy. A bond futures contract, such as a U.S. Treasury future, is an exchange-traded contract that provides for the future purchase or sale of the reference asset, at a specified price set at the time of contract. U.S. Treasury futures contracts are subject to the risk of imperfect correlation between the movements in the price of the futures contract and the underlying U.S. Treasury security.

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■	Emerging Markets Risk. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.

■	Leveraging Risk. Certain transactions of the Fund, such as the use of derivative instruments, will give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■	Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■	Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. The market prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines. Because securities held by the Fund trade on, or have exposure to, foreign exchanges that are closed when the Fund's primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

■	Active Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

■	Cash Redemption Risk. The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in kind. As a result, the Fund may pay out higher annual capital gain distributions than if the Fund redeemed shares in kind.

■	Consumer Discretionary Sector Risk. The Fund currently invests a significant portion of its assets in the Consumer Discretionary Sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The Consumer Discretionary Sector includes, for example, automobile, textile and retail companies, as well as hotels, restaurants and other leisure facilities. This sector can be significantly affected by, among other things, changes in domestic and international economies, exchange and interest rates, economic growth, worldwide demand, supply chain constraints, social trends, consumers’ disposable income levels, and propensity to spend.

■	Currency Exchange Rate Risk. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may also change quickly, unpredictably, and without warning, and you may lose money.

■	Cybersecurity Risk. The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, institutional investors authorized to purchase and redeem shares directly from the Fund (i.e., Authorized Participants), or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches.

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■	Financials Sector Risk. The Fund currently invests a significant portion of its assets in the Financials Sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The Financials Sector includes, for example, companies engaged in banking, financial services, consumer finance, capital markets and insurance activities as well as financial exchanges, financial data providers and mortgage real estate investment trusts. This sector can be significantly affected by, among other things, changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, and the availability and cost of capital.

■	Foreign Securities Risk. Investments in non-U.S. securities involve political, regulatory, and economic risks that may not be present in investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations, political or economic instability, or geographic events that adversely impact issuers of foreign securities. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments. These risks may be heightened to the extent the Fund invests in companies domiciled in or otherwise tied to developing or emerging market countries.

■	Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

Investments in China
Although the Chinese economy has grown rapidly during recent years and the Chinese government has implemented significant economic reforms to liberalize trade policy, promote foreign investment, and reduce government control of the economy, there can be no guarantee that economic growth or these reforms will continue. The Chinese economy may also experience a decline in its growth rate if global or domestic demand for Chinese goods decreases significantly and/or key trading partners apply trade tariffs or implement other protectionist measures, including measures implemented in connection with ongoing tensions between China and the United States. The Chinese economy is susceptible to rising rates of inflation, economic recession, market inefficiency, volatility, and pricing anomalies that may be connected to governmental influence, a lack of publicly-available information and/or political and social instability. The government of China maintains strict currency controls in order to achieve economic, trade and political objectives and regularly intervenes in the currency market. The Chinese government also plays a major role in the country’s economic policies regarding foreign investments. Foreign investors are subject to the risk of loss from expropriation or nationalization of their investment assets and property, governmental restrictions on foreign investments, and the repatriation of capital invested. These risks may be exacerbated by actions by the U.S. government, such as the recent delisting from U.S. national securities exchanges of certain Chinese companies. The Chinese government also may intervene or seek to control the operations, structure, or ownership of Chinese companies, including with respect to foreign investors of such companies. For example, the Fund may invest to a significant extent in variable interest entity (“VIE”) structures. VIE structures can vary, but generally consist of a U.S.-listed company with contractual arrangements, through one or more wholly-owned special purpose vehicles, with a Chinese company that ultimately provides the U.S.-listed company with contractual rights to exercise control over and obtain economic benefits from the Chinese company. The VIE structure enables foreign investors, such as the Fund, to obtain investment exposure similar to that of an equity owner in a Chinese company in situations in which the Chinese government has restricted or prohibited the ownership of such company by foreign investors. As a result, an investment in a VIE structure subjects the Fund to the risks associated with the underlying Chinese company. Intervention by the Chinese government into the operation or ownership of VIE structures could significantly and adversely affect the Chinese company’s performance and thus, the value of the Fund’s investment in the VIE, as well as the enforceability of the VIE’s contractual arrangements with the underlying Chinese company. In the event of such an occurrence, the Fund, as a foreign investor, may have little or no legal recourse. The Fund’s investment in a VIE structure is also subject to the risk that the underlying Chinese company (or its officers, directors, or Chinese equity owners) may breach its contractual arrangements with the other entities in the VIE structure, or Chinese law changes in a way that adversely affects the enforceability of these arrangements, or those contracts are otherwise not enforceable under Chinese law, in which case the Fund may suffer significant losses on its VIE investments with little or no recourse available. The regulatory requirements applicable to Chinese companies, including accounting standards and auditor oversight, generally are not comparable to those applicable to U.S. companies or companies organized and operating in more developed countries. As a result, information about the Chinese companies in which the Fund invests may be less reliable or incomplete. The lack of available information may be a significant obstacle to pursuing investigations into or litigation against Chinese companies, and as a

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shareholder, the Fund may have limited legal remedies. The Chinese securities markets are subject to more frequent trading halts and low trading volume, resulting in substantially less liquidity and greater price volatility. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund.

Investments in India
Political and economic conditions and changes in regulatory, tax, or economic policy in India could significantly affect the market in India and in surrounding or related countries and could have a negative impact on the Fund’s performance. While the Indian government has implemented economic structural reforms designed to liberalize many aspects of India’s economy, there can be no assurance that these policies will be successful or continue. The Indian economy may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. India is also subject to religious and social unrest as well as border disputes with neighboring countries such as Pakistan and China.

Investments in Taiwan
The economy of Taiwan is heavily dependent on exports and key trading partners, including Japan, China, and the United States. Currency fluctuations, increasing competition from Asia’s other emerging economies, spending reductions by key trading partners, and conditions that weaken demand for Taiwan’s export products worldwide could have a negative impact on the Taiwanese economy as a whole. In addition, Taiwan lacks many natural resources, and, as such, price increases, shortages, or volatility in the commodities market could have an adverse effect on Taiwan’s economy. Concerns over Taiwan’s history of political contention and its current relationship with China also may have a significant impact on the economy of Taiwan.

■	Geopolitical Risk. Some countries and regions in which the Fund invests have and may continue to experience security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations that lead to increased short-term market volatility and have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments.

■	Information Technology Sector Risk. The Fund currently invests a significant portion of its assets in the Information Technology Sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The Information Technology Sector includes, for example, companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments, and semiconductors and related equipment and materials. This sector can be significantly affected by, among other things, the supply and demand for specific products and services, the pace of technological development, and government regulation.

■	Interest Rate Risk. Interest rate risk is the risk that fixed income securities, and financial instruments related to fixed income securities, will decline in value because of an increase in interest rates and changes to other factors, such as perception of an issuer’s creditworthiness. Interest rates may change suddenly or unexpectedly and have unpredictable impacts on the financial markets and the Fund’s investments. To the extent that the Fund holds fixed income securities with longer durations, such securities generally are subject to greater interest rate risk. For example, the price of a security with an eight-year duration would be expected to drop by approximately 8% in response to a 1% increase in interest rates.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Large-Capitalization Investing Risk. The Fund invests in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of these companies underperform securities of smaller capitalization companies or the market as a whole. Large-capitalization companies may adapt more slowly to new competitive challenges and be subject to slower growth during times of economic expansion.

■	Mid-Capitalization Investing Risk. The Fund invests in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of these companies underperform securities of other capitalization ranges or the market as a whole. Securities of mid-capitalization companies are often less stable and more vulnerable to market volatility and adverse economic developments than securities of larger

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companies, but mid-capitalization companies may also underperform the securities of small-capitalization companies because mid-capitalization companies are more mature and are subject to slower growth during economic expansion.

■	Models and Data Risk. The Fund uses an investment model to implement its investment strategy. The Fund is subject to the risk that the investment model may not perform as intended, including because the model may not adequately take into consideration certain factors relevant to the Fund’s investment strategy, investments, or the market environment, contains design flaws or incorporates faulty assumptions, or is informed by inaccurate or incomplete data. Any of these circumstances may lead to investment decisions or the inclusion or exclusion of securities that adversely affect the value of the Fund. Errors in the data, assumptions and/or the design of the model may occur from time to time and may not be identified and/or corrected by the Sub-Adviser (defined below) or the Adviser for a significant period or at all, which may magnify the adverse effect on the Fund of any investment decisions made in reliance on the erroneous model results.

■	Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart below shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to that of the MSCI Emerging Markets Index, a broad-based securities market index intended to represent the overall emerging market equity market, as required by newly adopted regulations applicable to the Fund. Index returns do not reflect deductions for fees, expenses, or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available online on the Fund’s website at www.wisdomtree.com/investments.

The Fund’s year-to-date total return as of September 30, 2024 was 15.75%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	10.52%	4Q/2023
Lowest Return	(13.69)%	3Q/2022

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

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Average Annual Total Returns for the periods ending December 31, 2023

WisdomTree Emerging Markets Efficient Core Fund	1 Year	Since Inception May 20, 2021
Return Before Taxes Based on NAV	9.72%	(9.53)%
Return After Taxes on Distributions	9.04%	(10.19)%
Return After Taxes on Distributions and Sale of Fund Shares	6.16%	(7.14)%
MSCI Emerging Markets Index (Reflects no deduction for fees, expenses or taxes)	9.83%	(6.97)%

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management serves as investment adviser to the Fund. Mellon Investments Corporation (the “Sub-Adviser”) serves as the investment sub-adviser to the Fund.

Portfolio Managers

The Fund is managed by the Sub-Adviser’s Equity Index Strategies Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are identified below.

Marlene Walker-Smith, a Senior Director, Head of Equity Index Portfolio Management, has been a portfolio manager of the Fund since its inception in May 2021.

David France, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since June 2021.

Todd Frysinger, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since June 2021.

Vlasta Sheremeta, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since June 2021.

Michael Stoll, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since June 2021.

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual shares of the Fund are listed for trading on a national securities exchange, currently NYSE Arca, and may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.wisdomtree.com/investments.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment.

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Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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